UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2006

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Board of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) has declared the Partnership’s quarterly cash distribution of $0.92 per unit for the second quarter of 2006.  This is an increase of $0.05 per unit over the previous quarter distribution.  The indicated annual rate is $3.68 per unit.  The second quarter distribution is payable August 14, 2006, to unitholders of record on August 7, 2006.  The ex-dividend date is August 3, 2006.  A copy of the press release is filed as Exhibits 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated July 26, 2006, announcing second quarter distribution.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: July 28, 2006	By:	/s/ JAMES G. IVEY
James G. Ivey Chief Financial Officer

Exhibit Index

99.1                                                                                                                        Press release dated July 26, 2006, announcing second quarter distribution.